AXP(R) Growth
                                                                      Dimensions
                                                                            Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) ruler

AXP Growth Dimensions Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Profit Power

Rising stock prices often go hand-in-hand with rising profits. AXP Growth Dimensions Fund tries to identify companies with above-average profit potential and the staying power to provide long-term capital appreciation.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3

From the Portfolio Managers              3

Fund Facts                               5

The 10 Largest Holdings                  6

Making the Most of the Fund              7

The Fund's Long-term Performance         8


Board Members and Officers              10

Independent Auditors' Report            12

Financial Statements                    13

Notes to Financial Statements           16

Investments in Securities               25

Federal Income Tax Information          28


--------------------------------------------------------------------------------

2   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.


Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.


On behalf of the Board,

Arne H. Carlson

(picture of) Anne Obermeyer
Anne Obermeyer
Portfolio manager

From the Portfolio Managers

The past 12 months was a trying time for investors in large-capitalization growth stocks, particularly those in the technology sector. AXP Growth Dimensions Fund's performance reflected the impact of the negative environment, as its Class A shares experienced a loss of 43.53% (excluding the sales charge) for the past fiscal year -- August 2000 through July 2001.

The period began well enough, as the Fund took advantage of a surging stock market to record a strong gain in August 2000. But from that point on, the investment environment turned largely negative. Suddenly, the focus was on a host of concerns, including a slowing economy, slumping corporate profits and the possibility that companies would sharply reduce their capital spending.

--------------------------------------------------------------------------------

3   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

(picture of) Doug Guffy
Doug Guffy
Portfolio manager


(picture of) Gordon M. Fines
Gordon M. Fines
Senior portfolio manager*


NASDAQ NOSEDIVE
As the concerns increased, so did the selling pressure on the stock market. Most affected was the Nasdaq Composite, a group of stocks that includes many of the leading U.S. technology names. Illustrating the magnitude of the downturn, the Nasdaq fell by nearly 60% from September through March.


A more optimistic tone returned to the market in the spring, thanks to several cuts in short-term interest rates by the Federal Reserve. The cuts, investors reasoned, would soon lead to a rebound in the economic growth and, thus, a pick-up in corporate profits. But subsequent weak economic and profit reports eventually dashed those hopes, causing the market to struggle over the final two months of the period.


Because of the Fund's relatively recent introduction (late June 2000), we spent much of the first part of the fiscal year building the portfolio. Our goal was to invest in the most promising growth companies -- those with the potential to be industry and stock market leaders in the years ahead. That most often led us to technology stocks, primarily those in the fiber optics, communications, semiconductor and data storage segments. On the whole, those holdings were hard hit during the decline. But if there was a silver lining to the situation, it was that we were able to pick up shares at lower prices. We did, however, eliminate some stocks in the telecommunications area, as well as other technology holdings that were not leaders in their market segments.

The next-largest areas of investment were health care, including pharmaceuticals and medical devices, and financial services, including banking, brokerage and insurance. Those sectors held up relatively well during the market's turbulence and provided overall positive results for the Fund.


As for the current fiscal year, we continue to focus on technology stocks in the data storage, semiconductor and software areas, which we expect to do well in an improving economy. We're also emphasizing consumer cyclical stocks for the same reason. If we are correct in believing the economy and, thus, corporate profits rebound before the end of 2001, the Fund should benefit accordingly.

Anne Obermeyer

Doug Guffy

Gordon M. Fines

* Gordon M. Fines assists with the management of the Fund.


--------------------------------------------------------------------------------

4   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Fund Facts


Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                     $2.75
July 31, 2000                                                     $4.87
Decrease                                                          $2.12

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -43.53%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                     $2.73
July 31, 2000                                                     $4.87
Decrease                                                          $2.14

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -43.94%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                     $2.73
July 31, 2000                                                     $4.87
Decrease                                                          $2.14

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -43.94%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                     $2.76
July 31, 2000                                                     $4.88
Decrease                                                          $2.12

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -43.44%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

--------------------------------------------------------------------------------

5   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                 Percent                      Value
                             (of net assets)          (as of July 31, 2001)
General Electric                   4.39%                    $15,225,000
Medtronic                          4.02                      13,928,700
Microsoft                          3.82                      13,238,000
Cisco Systems                      3.44                      11,916,400
Citigroup                          3.18                      11,046,200
Pfizer                             3.09                      10,717,200
AOL Time Warner                    2.88                       9,999,000
American Intl Group                2.88                       9,990,000
Tyco Intl                          2.84                       9,842,000
Viacom Cl B                        2.23                       7,719,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 32.77% of net assets

--------------------------------------------------------------------------------

6   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.


* Shares purchased is determined by dividing the amount invested per month by the current share price.


THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

--------------------------------------------------------------------------------

7   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

The Fund's Long-term Performance

              Value of your $10,000 in AXP Growth Dimensions Fund
(line chart)

$20,000


                                                                  $5,269
                        S&P 500 Index                      AXP Growth Dimensions
                                                            Fund Class A
$9,425

                Lipper Large-Cap
                    Growth Index
                                        Russell 1000(R)
                                           Growth Index

7/1/00  7/00  8/00  9/00 10/00 11/00  12/00  1/01  2/01 3/01 4/01 5/01 6/01 7/01

Average Annual Total Returns  (as of July 31, 2001):

                                         1 year       Since inception*
Class A                                 -46.77%          -44.28%
Class B                                 -46.18%          -43.71%
Class C                                 -44.50%          -41.58%
Class Y                                 -43.44%          -40.99%


* Inception date was June 26, 2000.


Assumes: Holding period from 7/1/00 to 7/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $0.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, Standard & Poor's 500 Index (S&P 500 Index), Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Index. In comparing AXP Growth Dimensions Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.




--------------------------------------------------------------------------------

8   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.


Lipper Large-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

9   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address,    Position held    Principal          Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- -----------------  -------------------------
H. Brewster       Board member     Retired chair      Merck & Co., Inc.
Atwater, Jr.      since 1996       and chief          (pharmaceuticals)
4900 IDS Tower                     executive
Minneapolis, MN                    officer,
55402                              General Mills,
Born in 1931                       Inc. (consumer
                                   foods)
----------------- ---------------- -----------------  -------------------------
Arne H. Carlson   Chair of the     Chair,
901 S.            Board since      Board Services
Marquette Ave.    1999             Corporation
Minneapolis, MN                    (provides
55402                              administrative
Born in 1934                       services to
                                   boards)
                                   Former
                                   Governor of
                                   Minnesota


----------------- ---------------- -----------------  -------------------------
Lynne V. Cheney   Board member     Distinguished      The Reader's Digest
American          since 1994       Fellow, AEI        Association Inc.
Enterprise
Institute for
Public Policy
Research (AEI)
1150 17th St.,
N.W.
Washington,
D.C. 20036
Born in 1941
----------------- ---------------- -----------------  -------------------------
Livio D.          Board member     Retired chair      Cargill, Incorporated
DeSimone          since 2001       of the board       (commodity merchants
30 Seventh                         and chief          and processors), Target
Street                             executive          Corporation (department
St. Paul, MN                       officer,           stores), General Mills,
55101-4901                         Minnesota          Inc. (consumer foods)
Born in 1936                       Mining and         and Vulcan Materials
                                   Manufacturing      Company (construction
                                   (3M)               materials/chemicals)
----------------- ---------------- -----------------  -------------------------
Ira D. Hall       Board member     Treasurer,
Texaco, Inc.      since 2001       Texaco Inc.
2000                               since 1998.
Westchester                        Prior to that,
Avenue                             director,
White Plains, NY                   International
10650                              Operations IBM
Born in 1944                       Corp.
----------------- ---------------- -----------------  -------------------------
Heinz F. Hutter   Board member     Retired
P.O. Box 2187     since 1994       president and
Minneapolis, MN                    chief operating
55402                              officer,
Born in 1929                       Cargill,
                                   Incorporated
                                   (commodity
                                   merchants and
                                   processors)
----------------- ---------------- -----------------  -------------------------
Anne P. Jones     Board member     Attorney and       Motorola, Inc.
5716 Bent         since 1985       telecommunications (electronics)
Branch Rd.                         consultant
Bethesda, MD
20816
Born in 1935
----------------- ---------------- -----------------  -------------------------
William R.        Board member     RII
Pearce            since 1980       Weyerhaeuser
2050 One                           World
Financial Plaza                    Timberfund,
Minneapolis, MN                    L.P. (develops
55402                              timber
Born in 1927                       resources) -
                                   management
                                   committee;
                                   Former chair,
                                   American
                                   Express Funds
--------------------------------------------------------------------------------

10   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Independent Board Members

Name, address,    Position held    Principal         Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- ----------------- -------------------------
Alan K. Simpson   Board member     Former            Biogen, Inc.
1201 Sunshine     since 1997       three-term        (bio-pharmaceuticals)
Ave.                               United States
Cody, WY 82414                     Senator for
Born in 1931                       Wyoming
----------------- ---------------- ----------------- -------------------------
C. Angus          Board member     Retired chair     The Valspar Corporation
Wurtele           since 1994       of the board      (paints), Bemis
Suite 1700,                        and chief         Corporation (packaging)
Foshay Tower                       executive
Minneapolis, MN                    officer, The
55402                              Valspar
Born in 1934                       Corporation
----------------- ---------------- ----------------- -------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address,    Position held    Principal         Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- ----------------- -------------------------
David R. Hubers   Board member     Retired chief     Chronimed Inc.
50643 AXP         since 1993       executive         (specialty
Financial                          officer,          pharmaceutical
Center                             director and      distribution) RTW Inc.
Minneapolis, MN                    chair of the      (manages workers
55474                              board of AEFC     compensation programs)
Born in 1943                                         Lawson Software, Inc.
                                                     (technology based
                                                     business applications)
----------------- ---------------- ----------------- -------------------------
John R. Thomas    Board member     Senior vice
50652 AXP         since 1987,      president -
Financial         president        information and
Center            since 1997       technology of
Minneapolis, MN                    AEFC
55474
Born in 1937
----------------- ---------------- ----------------- -------------------------
The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address,    Position held    Principal         Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- ----------------- -------------------------
John M. Knight    Treasurer        Vice president
50005 AXP         since 1999       - investment
Financial                          accounting of
Center                             AEFC
Minneapolis, MN
55474
Born in 1952
----------------- ---------------- ----------------- -------------------------
Leslie L. Ogg     Vice             President of
901 S.            president,       Board Services
Marquette Ave.    general          Corporation
Minneapolis, MN   counsel and
55402             secretary
Born in 1938      since 1978
----------------- ---------------- ----------------- -------------------------
Frederick C.      Vice president   Senior vice
Quirsfeld         since 1998       president -
53609 AXP                          fixed income of
Financial                          AEFC
Center
Minneapolis, MN
55474
Born in 1947
----------------- ---------------- ----------------- -------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------

11   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP NEW DIMENSIONS FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Growth Dimensions Fund (a series of AXP New Dimensions Fund, Inc.) as of July 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2001 and for the period from June 26, 2000 (when shares became publicly available) to July 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Growth Dimensions Fund as of July 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Minneapolis, Minnesota

September 7, 2001

--------------------------------------------------------------------------------

12   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Dimensions Fund

July 31, 2001
Assets
Investments in securities, at value (Note 1)
     (identified cost $419,293,667)                                                                   $ 347,395,177

Cash in bank on demand deposit                                                                              527,503
Capital shares receivable                                                                                     6,700

Dividends receivable                                                                                         24,163
                                                                                                             ------
Total assets                                                                                            347,953,543
                                                                                                        -----------

Liabilities
Payable for investment securities purchased                                                                 927,950
Accrued investment management services fee                                                                    4,838
Accrued distribution fee                                                                                      4,748
Accrued transfer agency fee                                                                                   1,491
Accrued administrative services fee                                                                             286
Other accrued expenses                                                                                      177,187
                                                                                                            -------
Total liabilities                                                                                         1,116,500
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                    $ 346,837,043
                                                                                                      =============

Represented by
Capital stock -- $.01 par value (Note 1)                                                              $   1,263,321

Additional paid-in capital                                                                              521,644,284
Accumulated net realized gain (loss) (Note 6)                                                          (104,172,072)

Unrealized appreciation (depreciation) on investments                                                   (71,898,490)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 346,837,043
                                                                                                      =============
Net assets applicable to outstanding shares:              Class A                                     $ 232,219,498
                                                          Class B                                     $ 108,681,158
                                                          Class C                                     $   5,894,743
                                                          Class Y                                     $      41,644
Net asset value per share of outstanding capital stock:   Class A shares             84,353,327       $        2.75
                                                          Class B shares             39,805,125       $        2.73
                                                          Class C shares              2,158,512       $        2.73
                                                          Class Y shares                 15,109       $        2.76
                                                                                         ------       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

13   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Statement of operations
AXP Growth Dimensions Fund

Year ended July 31, 2001
Investment income
Income:
Dividends                                                                                             $   1,225,692
Interest                                                                                                  1,528,750
     Less foreign taxes withheld                                                                             (8,499)
                                                                                                             ------
Total income                                                                                              2,745,943
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,354,637
Distribution fee
     Class A                                                                                                471,955
     Class B                                                                                                908,641
     Class C                                                                                                 47,672
Transfer agency fee                                                                                         544,180
Incremental transfer agency fee
     Class A                                                                                                 39,456
     Class B                                                                                                 33,972
     Class C                                                                                                  2,374
Service fee -- Class Y                                                                                           47
Administrative services fees and expenses                                                                    85,654
Compensation of board members                                                                                 7,675
Custodian fees                                                                                               70,140
Printing and postage                                                                                        129,558
Registration fees                                                                                           310,272
Audit fees                                                                                                   14,250
Other                                                                                                         9,833
                                                                                                              -----
Total expenses                                                                                            4,030,316
     Expenses reimbursed by AEFC (Note 2)                                                                   (98,681)
                                                                                                            -------
                                                                                                          3,931,635
     Earnings credits on cash balances (Note 2)                                                              (7,260)
                                                                                                             ------
Total net expenses                                                                                        3,924,375
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,178,432)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
     Security transactions (Note 3)                                                                    (104,531,754)
     Futures contracts                                                                                       43,791
     Options contracts written (Note 5)                                                                     394,677
                                                                                                            -------
Net realized gain (loss) on investments                                                                (104,093,286)
Net change in unrealized appreciation (depreciation) on investments                                     (70,556,768)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (174,650,054)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(175,828,486)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

14   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Growth Dimensions Fund
                                                                             July 31, 2001            For the period from
                                                                              Year ended               June 26, 2000* to
                                                                                                         July 31, 2000

Operations and distributions
Investment income (loss) -- net                                            $  (1,178,432)             $       3,048
Net realized gain (loss) on investments                                     (104,093,286)                   (78,786)
Net change in unrealized appreciation (depreciation) on investments          (70,556,768)                (1,256,420)
                                                                             -----------                 ----------
Net increase (decrease) in net assets resulting from operations             (175,828,486)                (1,332,158)
                                                                            ------------                 ----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                 (15,831)                        --

         Class Y                                                                      (1)                        --
                                                                                      --                        ---

Total distributions                                                              (15,832)                        --
                                                                                 -------                        ---


Capital share transactions (Note 4)


Proceeds from sales
     Class A shares (Note 2)                                                 391,327,318                 23,019,499
     Class B shares                                                          181,122,125                 11,936,355
     Class C shares                                                            9,103,911                    900,379
     Class Y shares                                                               97,543                      2,031
Reinvestment of distributions at net asset value
     Class A shares                                                               15,759                         --
Payments for redemptions
     Class A shares                                                          (64,849,858)                (5,285,584)
     Class B shares (Note 2)                                                 (27,010,710)                  (203,420)
     Class C shares (Note 2)                                                  (1,044,602)                    (5,888)
     Class Y shares                                                              (30,799)                        --
                                                                                 -------                    -------
Increase (decrease) in net assets from capital share transactions            488,730,687                 30,363,372
                                                                             -----------                 ----------
Total increase (decrease) in net assets                                      312,886,369                 29,031,214


Net assets at beginning of year (Note 1)                                      33,950,674                  4,919,460**
                                                                              ----------                  ---------
Net assets at end of year                                                  $ 346,837,043              $  33,950,674
                                                                           =============              =============
Undistributed net investment income                                       $           --              $      15,802
                                                                          --------------              -------------

 * When shares became publicly available.

** Initial capital of $5,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $80,540 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

15   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Growth Dimensions Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP New Dimensions Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP New Dimensions Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities showing potential for significant growth. On June 21, 2000, American Express Financial Corporation (AEFC) invested $5,000,000 in the Fund which represented 998,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.


The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

16   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------

17   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,178,462 resulting in a net reclassification adjustment to decrease paid-in capital by $1,178,462.


Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually based on the combined net assets of the Fund and AXP New Dimensions Fund. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $82,308 for the year ended July 31, 2001.


--------------------------------------------------------------------------------

18   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.


Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,705,120 for Class A, $93,668 for Class B and $3,734 for Class C for the year ended July 31, 2001.


AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until July 31, 2002. Under this agreement, total expenses will not exceed 1.15% for Class A, 1.91% for Class B, 1.91% for Class C and 0.99% for Class Y. In addition, for the year ended July 31, 2001, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.12% for Class A, 1.89% for Class B, 1.89% for Class C and 0.95% for Class Y.


During the year ended July 31, 2001, the Fund's custodian and transfer agency fees were reduced by $7,260 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------

19   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $639,597,074 and $173,074,193, respectively, for the year ended July 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $18,750 for the year ended July 31, 2001.

Income from securities lending amounted to $10,820 for the year ended July 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Year ended July 31, 2001
                                         Class A       Class B       Class C         Class Y
Sold                                  100,323,533    46,329,228     2,304,048         22,229
Issued for reinvested distributions         4,529            --            --             --
Redeemed                              (20,463,920)   (8,824,909)     (321,927)        (8,116)
                                      -----------    ----------      --------         ------
Net increase (decrease)                79,864,142    37,504,319     1,982,121         14,113
                                       ----------    ----------     ---------         ------

                                                   June 26, 2000* to July 31, 2000
                                         Class A       Class B       Class C         Class Y
Sold                                    4,518,047     2,339,709       176,950            396
Issued for reinvested distributions            --            --            --             --
Redeemed                               (1,027,062)      (39,503)       (1,159)            --
                                       ----------       -------        ------          -----
Net increase (decrease)                 3,490,985     2,300,206       175,791            396
                                        ---------     ---------       -------            ---

* When shares became publicly available.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                                      Year ended July 31, 2001
                                                   Puts                        Calls
                                         Contracts      Premium       Contracts      Premium
Balance July 31, 2000                          --      $     --            --       $     --
Opened                                      1,800       419,686         2,000        581,480
Closed                                         --            --        (1,600)      (402,686)
Exercised                                  (1,400)     (325,889)           --             --
Expired                                      (400)      (93,797)         (400)      (178,794)
                                             ----       -------          ----       --------

Balance July 31, 2001                          --      $     --            --       $     --
                                             ----      --------          ----       --------


See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

20   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $101,605,932 as of July 31, 2001, that if not offset by subsequent capital gains, will expire in 2008 through 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------

21   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2001             2000(b)
Net asset value, beginning of period                                              $ 4.87             $4.92
                                                                                  ------             -----
Income from investment operations:
Net investment income (loss)                                                        (.01)               --
Net gains (losses) (both realized and unrealized)                                  (2.11)             (.05)
                                                                                   -----              ----
Total from investment operations                                                   (2.12)             (.05)
                                                                                   -----              ----
Net asset value, end of period                                                    $ 2.75             $4.87
                                                                                  ------             -----

Ratios/supplemental data
Net assets, end of period (in millions)                                             $232               $22
                                                                                    ----               ---
Ratio of expenses to average daily net assets(c)                                   1.12%(d)          1.10%(d),(h)
                                                                                   ----              ----
Ratio of net investment income (loss) to average daily net assets                  (.16%)             .37%(h)
                                                                                   ----               ---
Portfolio turnover rate (excluding short-term securities)                            67%                2%
                                                                                     --                 -
Total return(i)                                                                  (43.53%)           (1.02%)
                                                                                 ------             -----

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2001             2000(b)
Net asset value, beginning of period                                              $ 4.87             $4.92
                                                                                  ------             -----
Income from investment operations:

Net investment income (loss)                                                        (.02)               --

Net gains (losses) (both realized and unrealized)                                  (2.12)             (.05)
                                                                                   -----              ----
Total from investment operations                                                   (2.14)             (.05)
                                                                                   -----              ----
Net asset value, end of period                                                    $ 2.73             $4.87
                                                                                  ------             -----

Ratios/supplemental data
Net assets, end of period (in millions)                                             $109               $11
                                                                                    ----               ---
Ratio of expenses to average daily net assets(c)                                   1.89%(e)          1.91%(e),(h)
                                                                                   ----              ----
Ratio of net investment income (loss) to average daily net assets                  (.92%)            (.48%)(h)
                                                                                   ----              ----
Portfolio turnover rate (excluding short-term securities)                            67%                2%
                                                                                     --                 -
Total return(i)                                                                  (43.94%)           (1.02%)
                                                                                 ------             -----

--------------------------------------------------------------------------------

22   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2001             2000(b)
Net asset value, beginning of period                                              $ 4.87             $4.92
                                                                                  ------             -----
Income from investment operations:

Net investment income (loss)                                                        (.02)               --

Net gains (losses) (both realized and unrealized)                                  (2.12)             (.05)
                                                                                   -----              ----
Total from investment operations                                                   (2.14)             (.05)
                                                                                   -----              ----
Net asset value, end of period                                                    $ 2.73             $4.87
                                                                                  ------             -----

Ratios/supplemental data
Net assets, end of period (in millions)                                               $6                $1
                                                                                      --                --

Ratio of expenses to average daily net assets(c)                                   1.89%(f)          1.91%(f),(h)
                                                                                   ----              ----

Ratio of net investment income (loss) to average daily net assets                  (.94%)            (.48%)(h)
                                                                                   ----              ----
Portfolio turnover rate (excluding short-term securities)                            67%                2%
                                                                                     --                 -
Total return(i)                                                                  (43.94%)           (1.02%)
                                                                                 ------             -----

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2001             2000(b)
Net asset value, beginning of period                                              $ 4.88             $4.92
                                                                                  ------             -----
Income from investment operations:
Net investment income (loss)                                                          --                --
Net gains (losses) (both realized and unrealized)                                  (2.12)             (.04)
                                                                                   -----              ----
Total from investment operations                                                   (2.12)             (.04)
                                                                                   -----              ----
Net asset value, end of period                                                    $ 2.76             $4.88
                                                                                  ------             -----

Ratios/supplemental data

Net assets, end of period (in millions)                                              $--               $--
                                                                                  ------             -----

Ratio of expenses to average daily net assets(c)                                    .95%(g)           .81%(g),(h)
                                                                                    ---               ---
Ratio of net investment income (loss) to average daily net assets                  (.03%)             .58%(h)
                                                                                   ----               ---
Portfolio turnover rate (excluding short-term securities)                            67%                2%
                                                                                     --                 -
Total return(i)                                                                  (43.44%)            (.81%)
                                                                                 ------              ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------

23   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.16% and 2.32% for the year ended July 31, 2001 and for the period ended July 31, 2000, respectively.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.92% and 3.40% for the year ended July 31, 2001 and for the period ended July 31, 2000, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.92% and 3.40% for the year ended July 31, 2001 and for the period ended July 31, 2000, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.00% and 2.12% for the year ended July 31, 2001 and for the period ended July 31, 2000, respectively.
(h)  Adjusted to an annual basis.
(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

24   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Investments in Securities
AXP Growth Dimensions Fund

July 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (93.4%)
Issuer                                Shares                   Value(a)

Airlines (0.7%)
Southwest Airlines                   130,000                 $2,601,300

Banks and savings & loans (8.0%)
Bank of America                      120,000                  7,634,400
Fifth Third Bancorp                  110,000                  6,932,200
FleetBoston Financial                 90,000                  3,376,800
U.S. Bancorp                         215,050                  5,105,287
Wells Fargo                           50,000                  2,303,000
Zions Bancorp                         40,000                  2,338,000
Total                                                        27,689,687

Beverages & tobacco (1.2%)
Coca-Cola                             90,000                  4,014,000

Communications equipment & services (3.8%)
American Tower Cl A                  180,000(b)               3,051,000
Brocade Communications
     Systems                         130,000(b)               4,282,200
Finisar                              190,000(b)               2,192,600
Nokia ADR Cl A                       110,000(c)               2,399,100
Sonus Networks                        50,000(b)               1,097,000
Total                                                        13,021,900

Computer software & services (7.2%)
BEA Systems                          120,000(b)               2,646,000
Electronic Arts                       60,000(b)               3,415,200
Microsoft                            200,000(b)              13,238,000
PeopleSoft                            30,000(b)               1,310,100
VERITAS Software                     100,000(b)               4,241,000
Total                                                        24,850,300

Computers & office equipment (9.3%)
AOL Time Warner                      220,000(b)               9,999,000
Cisco Systems                        620,000(b)              11,916,400
EMC                                  270,000(b)               5,324,400
Juniper Networks                      20,000(b)                 513,800
Sanmina                              205,000(b)               4,458,750
Total                                                        32,212,350

Electronics (7.6%)
Applied Materials                     60,000(b)               2,751,600
Applied Micro Circuits                30,000(b)                 514,200
Intel                                240,000                  7,154,400
Jabil Circuit                        140,000(b)               4,550,000
KLA-Tencor                            40,000(b)               2,175,600
Maxim Integrated Products             80,000(b)               3,693,600
Texas Instruments                    160,000                  5,520,000
Total                                                        26,359,400

Energy (0.9%)
Mirant                               100,000(b)               3,093,000

Energy equipment & services (2.0%)
Schlumberger                          80,000                  4,300,000
Transocean Sedco Forex                80,000                  2,583,200
Total                                                         6,883,200

Financial services (6.7%)
Citigroup                            220,000                 11,046,200
Lehman Brothers Holdings              45,000                  3,240,000
MBNA                                  30,000                  1,062,000
Merrill Lynch                         45,000                  2,440,800
Paychex                              100,000                  3,930,000
Schwab (Charles)                     110,000                  1,648,900
Total                                                        23,367,900

Health care (13.2%)
Amgen                                120,000(b)               7,525,200
Baxter Intl                           30,000                  1,494,000
Genentech                             80,000(b)               3,384,000
Invitrogen                            90,000(b)               5,762,700
Medtronic                            290,000                 13,928,700
Pfizer                               260,000                 10,717,200
Pharmacia                             70,000                  3,123,400
Total                                                        45,935,200

Health care services (1.2%)
AmeriSource Health Cl A               70,000(b)               4,069,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

25   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

Insurance (4.0%)
ACE                                  110,000(c)              $3,840,100
American Intl Group                  120,000                  9,990,000
Total                                                        13,830,100

Leisure time & entertainment (3.2%)
Harley-Davidson                       65,000                  3,354,650
Viacom Cl B                          155,000(b)               7,719,000
Total                                                        11,073,650

Media (3.5%)
Clear Channel Communications          90,000(b)               5,274,000
Sony ADR                              60,000(c)               2,971,200
USA Networks                         140,000(b)               3,921,400
Total                                                        12,166,600

Metals (0.8%)
Alcan Aluminum                        70,000(c)               2,625,700

Multi-industry conglomerates (10.5%)
General Electric                     350,000                 15,225,000
Minnesota Mining & Mfg                35,000                  3,915,800
Robert Half Intl                     165,000(b)               4,298,250
Symyx Technologies                   130,000(b)               3,055,000
Tyco Intl                            185,000(c)               9,842,000
Total                                                        36,336,050

Restaurants & lodging (1.2%)
Marriott Intl Cl A                    90,000                  4,297,500

Retail (5.3%)
Best Buy                              60,000(b)               4,017,600
Gap                                   70,000                  1,911,700
Home Depot                            85,000                  4,281,450
Safeway                              130,000(b)               5,740,800
Target                                60,000                  2,322,000
Total                                                        18,273,550

Utilities -- electric (0.3%)
Calpine                               30,000(b)               1,079,700

Utilities -- gas (2.0%)
Dynegy Cl A                          150,000                  6,957,000

Utilities -- telephone (0.9%)
Verizon Communications                60,000                  3,249,000


Total common stocks
(Cost: $395,880,382)                                       $323,986,887


Short-term securities (6.7%)

Issuer                 Annualized        Amount               Value(a)
                      yield on date    payable at
                       of purchase      maturity

U.S. government agencies (6.5%)
Federal Home Loan Bank Disc Nts
     08-03-01             3.79%         $1,700,000           $1,699,446
     08-15-01             3.67           2,300,000            2,296,492
     08-22-01             3.60           1,500,000            1,496,590
     09-07-01             3.60           1,400,000            1,394,215
     09-19-01             3.55           1,100,000            1,094,332
     10-19-01             3.55           2,500,000            2,479,611
Federal Home Loan Mtge Corp Disc Nts
     08-21-01             3.54           3,800,000            3,792,175
     09-11-01             3.64           1,300,000            1,294,502
     09-20-01             3.65           3,000,000            2,983,974
Federal Natl Mtge Assn Disc Nts
     09-10-01             3.56           2,200,000            2,191,105
     09-13-01             3.66           1,900,000            1,891,149
Total                                                        22,613,591

Commercial paper (0.2%)
CIT Group Holdings
     10-04-01             3.74             800,000              794,699

Total short-term securities
(Cost: $23,413,285)                                         $23,408,290


Total investments in securities
(Cost: $419,293,667)(d)                                    $347,395,177


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

26   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of July 31, 2001, the value of foreign securities represented 6.25% of net assets.

(d) At July 31, 2001, the cost of securities for federal income tax purposes was $421,859,807 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  9,967,645
     Unrealized depreciation                                     (84,432,275)
                                                                 -----------
     Net unrealized depreciation                                $(74,464,630)
                                                                ------------


--------------------------------------------------------------------------------

27   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Growth Dimensions Fund
Year ended July 31, 2001

Class A

Income distribution taxable as dividend income, none qualifying for deduction by corporations.


Payable date                                                  Per share
Dec. 21, 2000                                                  $0.00021

Class Y

Income distribution taxable as dividend income, none qualifying for deduction by corporations.


Payable date                                                  Per share
Dec. 21, 2000                                                  $0.00007

--------------------------------------------------------------------------------
28   AXP GROWTH DIMENSIONS FUND -- ANNUAL REPORT

AXP Growth Dimensions Fund                                      PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol
Class A: AXDAX    Class B: ABGDX
Class C: AXGDX    Class Y: N/A







This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        American
                                                                         Express


                                                                 S-6004 D (9/01)